OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Investor Presentation January 2009 Exhibit 99(a)

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“Safe Harbor” Statement under the Private Securities
Litigation Reform Act of 1995
This presentation includes predictive information that is intended to be made as
“forward-looking” within the safe harbor protections of the Private Securities Litigation
Reform Act of 1995.  Although the Company believes that its forward-looking information is based on reasonable assumptions, such information is subject to risks and uncertainties, which could cause materially different results.  Important factors that could cause actual results to differ materially from those in the forward-looking information are set forth in the Company’s most recent Annual Report and reports on Form 10-K and
10-Q, and news releases filed with the Securities and Exchange Commission.  All reports and news releases are available on Cliffs’ website www.cliffsnaturalresources.com.

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Overview

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Overview of Cliffs Natural Resources Inc.
Cliffs Natural Resources (NYSE: CLF) is an international mining and natural resources company. We are the largest producer of iron ore pellets in North America, a major supplier of direct-shipping lump and fines iron ore out of Australia and a significant producer of metallurgical coal.
With core values of environmental and capital stewardship, our colleagues across the globe endeavor to provide all stakeholders operating and financial transparency as embodied in the Global Reporting Initiative (GRI) framework.
Cliffs is executing a strategy designed to achieve scale and focused on serving the world’s largest and fastest growing steel markets.
The Company boasts a conservatively managed balance sheet with low debt and strong liquidity.

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Cliffs’ Strategic Imperatives
Scale
Through
Diversification
Shareholder
Returns
Global
Execution
Operational
Excellence
Building Scale Through Diversification
Multiple Revenue Streams
Product Diversification
Geographic Presence
Operational Excellence
Safety
Technical Competencies
Operating Efficiencies
Global Execution
Competencies of the Firm
Outlook of Personnel
Global Scalability
Shareholder Returns
Shareholder Value
Risk Management
“Earning the Right to Grow”

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Cliffs’ Strategy:
Geographic and Mineral Diversification
GEOGRAPHIES MINERALS
• MANGANESE
• MOLYBDENUM
• FERRO CHROME
OTHER LATIN
AMERICAN
COUNTRIES
NORTH
AMERICA
ASIA-PACIFIC
(AUSTRALIA)
LATIN
AMERICA
(BRAZIL)
NORTH
AMERICAN
MET COAL
SEABORNE
IRON ORE
IRON ORE
SEABORNE MET
COAL

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Cliffs’ Strategy
Maintain the core: North American Iron Ore
Expand globally and diversify products
-
North American Coal
-
Cliffs Asia-Pacific Business Unit
-
Cliffs Latin American Business Unit
Consistently exhibit leadership in sustainable development best practices
Capitalize on Company’s unique technological expertise
-
Concentrating and processing lower-grade ores into high-quality products
-
Partnering with Kobe Steel to use its ITmk3 technology

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Business Segments and Other Ventures

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Source: Company data
1
Ownership is composed of Quebec Catier Mining Company 11% and Minorca 4%
8
Business Overview
North America’s largest supplier of iron ore pellets
Virtually 100% of production is committed under
long-term contracts
Customer base includes nearly all U.S.-based, integrated
steel producers
North American Iron Ore mines managed by Cliffs
currently have a rated capacity of 36.5 million tons of iron ore pellet production annually (~25 million equity tons)
Over 950 million tons of proven and probable reserves
North American Iron Ore Segment
Cliffs Managed
45%
North America Pellet Producers
U.S. Steel
24%
Iron Ore Company
of Canada
16%
Arcelor Mittal
15%
Hibbing Taconite
United Taconite
Northshore Mining
Empire
Mine
Tilden
Mine
Wabush Mine
Geographic Overview
1

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP 9 North American Iron Ore Shipping Routes

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Source: Company data
Business Overview
Domestic producer of high-quality, low-volatility metallurgical coal with significant production sold to international markets
Three underground mines: Pinnacle Complex in West Virginia,
Oak Grove in Alabama
Expected to produce 3.6MM short tons in 2008
Positioned near rail or barge lines providing access to
international shipping ports
Over 240MM tons of in-place proven and probable reserves
North American Coal Segment
Alpha Natural Resources
21%
U.S. Metallurgical Coal Producers
Geographic Overview
Oak Grove Mine
Pinnacle Complex
Pinnacle Mine
Green Ridge Mine
Massey Energy
18%
Walter Resources
11%
Patriot Coal
10%
Cliffs
9%
CONSOL
7%
United Coal Corp.
6%
Arch Coal 4%
Foundation Coal 3%
Sun Coke 2%
All Others 9%

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Source: Company data
Business Overview
Comprised of wholly owned Portman Limited, an iron ore
mining company located in Western Australia:
–
Koolyanobbing mine (100% owned)
–
Cockatoo Island Joint Venture (50% owned)
Construction of a new seawall expected to
be completed in May 2009, extending sales
through June 2011
Portman serves the Asian iron ore markets with direct-
shipping fines and lump ore
2008 production: ~7.7MM tonnes
Over 90MM tonnes of reserves
Asia-Pacific Iron Ore Segment
China
76%
Customer Overview
Geographic Overview
Portman Cockatoo Island
Portman Koolyanobbing
Japan
24%

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Reserves Position
Measured/Indicated          73.6 Mt
Inferred                 104.5 Mt
Conceptual                 150.0 Mt
12
Source: Company data
Business Overview
30% owned by Cliffs
70% owned by Anglo-American
Consists of a significant iron ore deposit, a 192-kilometer
railway connecting mine to port, and 71 hectares of real
estate for a loading terminal
Majority of production committed under long-term supply
agreement with operator of an iron oxide pelletizing plant
in Bahrain
Project estimated to hit 6.5MM tonnes annual run-rate in
second half of 2009
Amapá Project
Reserves Overview
Geographic Overview
Amapá Project

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Source: Company data
Business Overview
45% economic interest
Located in Queensland
2008E sales volume: 2.1MM tonnes
2009E production: 3-4MM tonnes
~27 million tonnes of reserves
Mix of hard coking and thermal coal
Supply agreements in place with JFE, China Steel (met)
and a Korean utility (thermal)
Moves by rail to the Abbot Point Bulk Coal Terminal
for export
Cliffs’ total investment: $132MM
Sonoma Project
Geographic Overview
Sonoma

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Sales Margin by Business Segment
2008 Estimate*
69%
26%
5%
2009 Estimate*
40%
11%
37%
12%

*2008 Sales Margin Estimate for NA Coal is a Loss
Transition demonstrates decision to pursue scale is the right strategy particularly in the current environment

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Strong Long-Term Steel Fundamentals

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Steel Is a Large and Vital Global Business
UK
1200
1000
800
600
400
200
0
Purchasing Power Parity GDP/Capita
0 10 20 30 40 50
Germany
Canada
U.S
.
Australia
Japan
Korea
Russia
China
Overall, China’s steel consumption is three times
that of the U.S.
On a per-capita basis, however, China
consumes only half as much as the U.S.
The U.S. remains a net importer of steel
Approx. 50mm tonnes
Note: Size of bubbles represents size of absolute steel consumption 2007 in each respective country
BRIC economic growth is substantial and appears inevitable
Brazil
India
Steel consumption potential (2007)

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Strong Coal Pricing Trends
0
20
40
60
80
100
120
140
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008E
Note: CAPP steam coal index – CSX, 12,500 Btu, 1# Rail
Source:  Bloomberg, Platts
Met coal prices ($/tonne)
Steam coal prices ($/ton)
0
50
100
150
200
250
300
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008E
Source:  Metal Strategies, equity research

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Iron Ore Trends Recently Strong, Though Expected to
Be Pressured in 2009
0
25
50
75
100
125
150
1990 1992 1994 1996 1998 2000 2002 2004 2006 2008
Pellets Lump Fines
Iron ore prices
($/tonne based on 64% Iron Content)
Source:  Cliffs and Tex Reports
$141
$129
$93
86%
-3%
5.8%
86.6%
71%
19%
9.5%
96.5%
71%
19%
9.5%
79.9%

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Long-Term Steel Demand Will Drive Our Business
Global steel demand (millions of tonnes)
0
500
1,000
1,500
2,000
1950 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010E 2015E
Post-World War II
reconstruction and Japanese
industrialization
CAGR 1950-1973: 5.9%
Post-oil crisis slowdown
CAGR 1973-1995: 0.4%
BRIC cycle
CAGR 1995-2015: 4.4%
Source: IISI, Metal Strategies

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U.S. Steel Industry Is Particularly Well-Positioned
Source: FactSet, Metal Strategies, AME
Dollar vs. Euro ($/€)
Market share of top 3 U.S. producers (%)
0.50
0.75
1.00
1.25
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
U.S. steel consumption (millions of tonnes)
0
25
50
75
100
125
150
2000 2002 2004 2006 2008E
US steel consumption US steel imports
HRC prices ($/tonne)
0
200
400
600
800
1,000
1996 2000 2004 2008E
0%
20%
40%
60%
80%
100%
HRC Plate CRC Tin Mill
2000 2006
• Mitigates imports and strengthens exports • U.S. is a net importer
• U.S. is becoming a low-cost producer • U.S. steel industry continues to consolidate and attract foreign investment

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Production Cuts Announced by Global Steel Firms

Output Cuts Are Faster and Deeper Versus Prior Cycles
Jan. 09 Dec. 08 Nov. 08 Oct. 08
ArcelorMittal
Cutting liquid steel
production by 7.7%
Cutting output by 30%
AK Steel
Idled operations in Ohio and
Kentucky
Baosteel
Cut output by delaying the
reopening of blast furnace
China Steel (Taiwan)
Plans to reduce output by
10% in 2009
Corus
Production cuts of 30% into
second-quarter 2009
JFE Steel
Revises production cut to
26% in second half of 2009
Cutting production by 9.6%
in second half of 2009
Nippon Steel
Cutting 2009 output by 4-
4.5 million tonnes
Novolipetsk
Idling two blast furnaces
POSCO
Extended first-ever output
cut through first quarter of
2009
Will cut steel production by
200,000 tonnes in Dec. and
370,000 tonnes in Jan.
Severstal
Idled a blast furnace,
cutting output by 1.1 million
tonnes
Cut Oct. production by
25%-30% in Italy, Russia,
and U.S.
Shougang Group, Hebei
Iron & Steel, Anyang
Iron & Steel, and
Shandong Iron & Steel
All announce output cuts
ranging between 0% and
20%
United States Steel
Idled three plants to lower
production

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Current Business Segment Production¹
Current Annualized
Business Run Rate
North American Iron Ore 22MM total long tons
15MM equity tons
North American Coal 3.5MM short tons
Asia-Pacific Iron Ore 7.5MM tonnes
Sonoma Project 3MM to 4MM total tonnes
1.4MM to 1.8MM equity tonnes
1 Company estimates

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Cliffs’ Strengthening Liquidity Position

Dec. 31, 2008¹ Dec. 31, 2007
Cash and Cash Equivalents $180.0 $157.1
Borrowing Capacity Under Existing Revolving Credit Facility $600.0 $343.8
Total Available Liquidity $780.0 $500.9
Cash From Operations (TTM) $700-$750 $288.9
Debt Obligations $525.0 $641.9
Shareholders’ Equity $1,700.0 $1,163.7
(Dollars in Millions)
¹Company estimates

OPERATIONAL EXCELLENCE | A WORLD LEADER | STEWARDSHIP Cliffs Natural Resources Investor Presentation January 2009